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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  APRIL 18, 1996



                          BANK OF BOSTON CORPORATION
            (Exact name of registrant as specified in its charter)





MASSACHUSETTS                        1-6522                 04-2471221
(State or other jurisdiction         (Commission            (IRS Employer
  of incorporation)                   File Number)           Identification No.)



100 FEDERAL STREET, BOSTON, MASSACHUSETTS                   02110
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200



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ITEM 5.   OTHER EVENTS.
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     On April 18, 1996, Bank of Boston Corporation (the Corporation) issued a press release announcing its earnings for the quarter ended March 31, 1996. The financial information that is included herewith as Exhibit 99(a) was included in the Corporation's press release and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits.

99(a) Financial information included in the Corporation's Press Release dated
      April 18, 1996.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BANK OF BOSTON CORPORATION



Dated:  April 24, 1996             /s/ William J. Shea
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                                   William J. Shea
                                   Vice Chairman, Chief Financial
                                   Officer and Treasurer